Exhibit 10.1

Warrant Exchange and Termination Agreement

Dated as of March 22, 2023

This Warrant Exchange and Termination Agreement (this “Exchange Agreement”) is entered into as of the date set forth above (the “Closing Date”) by and between Prakash Sadasivam (the “Holder”) and HeartCore Enterprises, Inc., a Delaware corporation (the “Company”). The Holder and the Company may be referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Company has previously issued to Holder the Amended and Restated Common Stock Purchase Warrant, dated as of February 6, 2023 (as attached hereto as Exhibit A, the “Warrant”) pursuant to the provisions of the Share Exchange and Purchase Agreement between the Company and the Holder, dated as of September 6, 2022, as amended to date (as so amended, the “Agreement”); and

WHEREAS, and Parties now desire to undertake the transactions herein, pursuant to which the Warrant shall be exchanged for 500,000 shares of common stock, par value $0.0001 per share of the Company (the “Common Stock”) and the Warrant shall thereafter be terminated;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Exchange.

(a)	Pursuant to the provisions of Section 5(m) of the Warrant, Holder hereby sells, assigns, transfers and deliver the Warrant to the Company, free and clear of all Liens (as defined in the Agreement), and in exchange therefore on the Closing Date, as full and complete consideration of the obligations of the Company pursuant to the Warrant, the Company shall issue to the Holder 500,000 shares of Common Stock (the “Shares”), and the Warrant shall thereafter be deemed automatically terminated and null and void and of no further force or effect.

(b)	The Parties intend that the Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), and the Parties agree not to take any position contrary thereto.

(c)	Holder hereby represents and warrants that Holder is an ‘accredited investor’ as that term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act and makes the other representations and warranties as set forth in Section 3.07 of the Agreement with respect to the Shares, and provided that any references therein to the “HeartCore Securities” shall be deemed a reference to the “Shares”.

Section 2. Miscellaneous.

(a)	This Agreement shall be governed by, enforced, and construed under and in accordance with the Laws (as defined in the Agreement) of Delaware, without giving effect to principles of conflicts of law thereunder. To the extent required to give effect hereto, this Exchange Agreement shall be deemed an amendment of the Agreement.

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(b)	Except as specifically set forth herein, each of the Parties, will bear their own respective expenses, including without limitation the fees and expenses of its legal, accounting and financial advisors, incurred in connection with this Exchange Agreement or the transactions set forth herein.

(c)	The Parties acknowledge and agree that Anthony L.G., PLLC (“Counsel”) has acted as legal counsel to the Company, and that Counsel has prepared this Exchange Agreement at the request of the Company, and that Counsel is not legal counsel to Holder individually. Each of the Parties acknowledges and agrees that they are aware of, and have consented to, the Counsel acting as legal counsel to the Company and preparing this Exchange Agreement, and that Counsel has advised each of the Parties to retain separate counsel to review the terms and conditions of this Exchange Agreement and the other documents to be delivered in connection herewith, and each Party has either waived such right freely or has otherwise sought such additional counsel as it has deemed necessary. Each of the Parties acknowledges and agrees that Counsel does not owe any duties to Holder in Holder’s individual capacity in connection with this Agreement and the transactions contemplated herein. Each of the Parties hereby waives any conflict of interest which may apply with respect to Counsel’s actions as set forth herein, and the Parties confirm that the Parties have previously negotiated the material terms of the agreements as set forth herein.

(d)	The provisions of Article XII (Miscellaneous) of the Agreement (other than Section 12.06, Section 12.07, Section 12.10 and Section 12.12 thereof) shall apply to this Exchange Agreement as though fully set forth herein, provided that any reference therein to the “Agreement” shall be deemed a reference to this Exchange Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have executed this Exchange Agreement as of the Effective Date.

HeartCore Enterprises, Inc.

By:	/s/ Sumitaka Yamamoto
Name:	Sumitaka Yamamoto
Title:	Chief Executive Officer

Prakash Sadasivam

By:	/s/ Prakash Sadasivam
Name:	Prakash Sadasivam

Agreed and accepted:

Sigmaways, Inc.

By:	/s/ Prakash Sadasivam
Name:	Prakash Sadasivam
Title:	Chief Executive Officer

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